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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 8, 1999



                            HARKEN ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)



         DELAWARE                         0-9207                 95-2841597
(State or other jurisdiction of        (Commission File        (IRS Employer
      incorporation)                      Number)            Identification No.)


    16285 PARK TEN PLACE, SUITE 600                                77084
        HOUSTON, TEXAS 77084                                     (ZIP Code)
(Address of principal executive offices)


       Registrant's telephone number, including area code: (281) 717-1300


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ITEM 5.  OTHER EVENTS

         See press release dated November 1, 1999 attached hereto as an Exhibit.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS:

         (1)    Exhibits

         99.1   Press Release dated November 1, 1999




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            HARKEN ENERGY CORPORATION



Date: November  8, 1999             By:     /s/ Bruce N. Huff
                                        ----------------------------------------
                                                Bruce N. Huff,
                                        President and Chief Financial Officer






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                                INDEX TO EXHIBITS


EXHIBIT
NUMBER              DESCRIPTION
-------             -----------
 99.1               Press Release dated November 1, 1999